Exhibit 10.11

CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

between

ARCUS BIOSCIENCES, INC.

and

WUXI BIOLOGICS (CAYMAN) INC.

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i

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ii

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LICENSE AGREEMENT

This License Agreement (“Agreement”), effective as of August 16, 2017 (“Effective Date”), is by and between Arcus Biosciences, Inc. (“Arcus”), with offices at 3928 Point Eden Way, Hayward, CA 94545, U.S.A., and WuXi Biologics (Cayman) Inc. (“WuXi”), with an address at Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Arcus and WuXi may be referred to in this Agreement individually as a “Party” or together as the “Parties.”

BACKGROUND

WHEREAS, WuXi possesses certain patents, patent applications, proprietary know-how, scientific and technical information relating to certain Antibodies targeting PD-1 (as defined below);

WHEREAS, Arcus wishes to obtain, and WuXi is willing to grant, an exclusive license to certain of such intellectual property rights in the Territory (as defined below) for the development, use, manufacture and commercialization of products including the Antibody (as defined below) for any use, including, without limitation, the treatment, diagnosis, prevention or cure of any human disease or condition;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.    DEFINITIONS. For purposes of this Agreement, the following capitalized terms, whether used in the singular or plural, shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly, controls, is controlled by or is under common control with a Party for so long as such control exists, where “control” means the decision-making authority as to such Person and, further, where such control shall be presumed to exist where a Person owns more than fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) entitled to vote regarding composition of the board of directors or other body entitled to direct the affairs of the entity. For purposes of this Agreement, (i) WuXi AppTec (Cayman) Inc., SynTheAll Pharmaceutical Co., Ltd., and WuXi NextCode Genomics, Inc., and their respective subsidiaries, are expressly excluded from being, and shall not be deemed, an Affiliate of WuXi and (ii) PACT Pharma, Inc. and its respective subsidiaries, are expressly excluded from being, and shall not be deemed, Affiliates of Arcus.

“Antibody” means any anti-PD-1 antibody owned or Controlled by WuXi or any Affiliate of WuXi as of the Effective Date which is Covered by the Licensed Patents and/or Licensed Know-How, including without limitation, WuXi’s proprietary anti-PD-1 monoclonal antibody referred to as WBP3055.

“Applicable Law” means any law, statute, rule or regulation issued by a Governmental Authority or Regulatory Authority and any judicial, governmental, or administrative order, judgment, decree, or ruling, in each case as applicable to the subject matter of this Agreement and the Parties and having a binding effect on it and them.

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“Arbitration Date” shall have the meaning assigned thereto in Section 11.4.

“Arcus” means Arcus Biosciences, Inc.

“Arcus Improvements” shall have the meaning assigned thereto in Section 2.5.

“Arcus Indemnitees” shall have the meaning assigned thereto in Section 8.1.

“Biologics MSA” shall have the meaning assigned thereto in Section 3.3.

“Biosimilar Product” means, with respect to a particular Licensed Product and a particular country, any pharmaceutical product of a third party (excluding any Arcus Affiliate, sublicensee, distributor or other subcontractor, or any other party deriving rights from Wuxi or Arcus related to this Agreement) that contains a substantially similar active ingredient as such Licensed Product and that relies on such Licensed Product as a Reference Product under the Biologics Price Competition and Innovation Act, or any comparable regulatory regime in any other country in the Territory, and (i) for which biosimilarity or interchangeability (as applicable) with such Licensed Product has been demonstrated and (ii) which has received Regulatory Approval in such country relying in whole or in part on any data generated in support of a Regulatory Approval for such Licensed Product.

“Biosimilar Product Presence” shall have the meaning assigned thereto in Section 5.5.1.

“BLA” means a Biologics License Application or any amendments thereto submitted to the FDA, or any equivalent thereof submitted to a Regulatory Authority outside the United States.

“Change of Control” shall have the meaning assigned thereto in Section 10.5.

“Claim” means any charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand.

“Clinical Trials” means a clinical trial in human subjects that has been approved by a Regulatory Authority and an institutional review board or ethics committee, and is designed to measure the safety and/or efficacy of a Licensed Product. Clinical Trials shall include Phase I Clinical Trials, Phase II Clinical Trials, Phase III Clinical Trials and any pre-clinical or post-Regulatory Approval studies undertaken in relation to any Licensed Product.

“CMO” shall have the meaning assigned thereto in Section 3.2.3.

“Combination Product” means (i) a finished dosage form of a Licensed Product containing the Antibody and one or more pharmaceutically active ingredients other than such Antibody or (ii) a Licensed Product sold as one of a bundle of products without a separate price.

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“Commercialization” or “Commercialize” means engaging in any and all activities directed to marketing, promoting, conducting post-Regulatory Approval studies, distributing, offering for sale, selling, having sold, making, having made, using, importing, exporting or exploiting, a Licensed Product (as defined below).

“Commercially Reasonable Efforts” means those efforts commensurate with those efforts commonly used in the biopharmaceutical industry by a company of comparable size in connection with the development, manufacturing or commercialization of products that are of similar status, including market potential, profit potential and strategic value, as determined based on conditions then prevailing, including safety, efficacy, competitive considerations within the marketplace, projected market size, intellectual property protection and duration, manufacturing costs, resource allocation, pricing, re-importation concerns, regulatory requirements needed to achieve Regulatory Approval, and other relevant commercial and regulatory considerations.

“Confidential Information” shall have the meaning assigned thereto in Section 6.1.

“Control” or “Controlled” means with respect to any item of or right under Licensed Patents or Licensed Know-How, the possession of (whether by ownership or license, other than pursuant to this Agreement) the ability of a Party to grant a license or sublicense of such items or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such license or sublicense.

“Cover” or “Covering” means (i) with respect to any Patent, that at least one Valid Claim of such Patent would be infringed by the manufacture, use, import, offer for sale, or sale of a product, method or device, as applicable, and (ii) with respect to any other intellectual property right, that the manufacture, use, import, offer for sale, or sale of a product, method or device would infringe or misappropriate such rights, as applicable, in each case in the absence of the licensed rights granted under this Agreement.

“Defending Party” shall have the meaning assigned thereto in Section 9.3.

“Development” or “Develop” means engaging in preclinical and clinical drug development activities, including, but not limited to, discovery, test method development, stability testing, toxicology, formulation, process development, manufacturing scale-up, development-stage manufacturing, analytical method validation, manufacturing process validation, cleaning validation, post-approval changes, quality assurance/quality control, statistical analysis, report writing, preclinical studies, Clinical Trials, regulatory filing submission and approval and regulatory affairs.

“Disclosing Party” shall have the meaning assigned thereto in Section 6.1.

“Disclosure Obligations” shall have the meaning assigned thereto in Section 6.3.

“Dose Escalation Batch” shall have the meaning assigned thereto in Section 3.4.

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“Dose Escalation Study” shall mean, with respect to a Licensed Product, a Phase I Clinical Trial for such Licensed Product that includes the dosing of the number of patients defined in the protocol to (i) establish the maximum tolerated dose of such Licensed Product or, if no maximum tolerated dose is established, evaluates dosing levels sufficient to establish recommended therapeutic dose for the Licensed Product provided for in the protocol for such Phase I Clinical Trial and (ii) establish the recommended dose of such Licensed Product for use in any further Clinical Trial.

“Effective Date” shall have the meaning assigned thereto in the first paragraph of this Agreement.

“Excluded Territory” means the countries of China (including Hong Kong, Taiwan, and Macau), Thailand, Korea, Indonesia, Brazil and Russia.

“FD&C Act” means the United States Federal Food, Drug & Cosmetic Act, as amended, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

“FDA” means the United States Food and Drug Administration and any successor agency thereto.

“Field” means any and all fields of use, including, without limitation, the diagnosis, treatment, prevention or control of any human disease or condition.

“First Commercial Sale” means the date, following Regulatory Approval in a given country, that the first Licensed Product is offered for sale or sold, whichever is earlier, to an arms’ length customer.

“GAAP” means Generally Accepted Accounting Principles in the United States.

“Good Manufacturing Practices” or “GMP” means, with respect to the United States, the minimum then-current good manufacturing practices for methods, facilities, and controls to be used for the manufacture, processing, packing, or holding of a drug to assure that it meets the requirements of the FD&C Act for safety and has the identity and strength and meets the quality and purity characteristics, specified in 21 C.F.R. Parts 210 and 211, as may be amended, and, with respect to any other country or jurisdiction, the equivalent regulations in such other country or jurisdiction.

“Governmental Authority” means an applicable multi- or supra-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

“IFRS” means International Financial Reporting Standards, as promulgated by the International Standards Accounting Board.

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“Improvements” means any adaptation, change, redesign, modification, invention, discovery, enhancement or development conceived, reduced to practice, developed or made after the Effective Date and (i) incorporated into any Licensed Product, (ii) made with respect to the specifications, the raw materials or the method or process of manufacture or production of any Licensed Product, including any product which performs the same function as any Licensed Product, (iii) incorporating, utilizing, or developed utilizing, Licensed Know-How, or (iv) requiring the practice of an invention claimed in the Licensed Patents. Inventorship for Improvements shall be determined in accordance with the patent laws of the United States (Title 35, United States Code).

“Initiation” of a human Clinical Trial shall mean the first dosing, whether of the investigational product, placebo or comparator, of the first subject so dosed in such trial.

“Intellectual Property Rights” means any and all patent rights, copyrights, trade secret rights, software rights, sui generis database rights, and all other intellectual and industrial property rights of any sort throughout the world (including any application therefor) whether now known or hereafter existing.

“JAMS” means Judicial Arbitration and Mediation Services, Inc.

“Joint Improvement” means, if applicable, an Improvement with respect to which employees and/or agents of both Arcus and WuXi are joint inventors in the course of the activities hereunder, regardless of whether any Third Parties are also joint inventors, including, without limitation, all Intellectual Property Rights therein. Inventorship for Joint Improvements shall be determined in accordance with the patent laws of the United States (Title 35, United States Code).

“Know-How” means proprietary technical information, processes, formulae, data, inventions, methods, knowledge, discoveries, know-how, trade secrets and other information, whether or not patentable and whether or not reduced to practice, but that is not known to the public and is still Confidential Information, including any tangible embodiments of the foregoing.

“Licensed IP” means the Licensed Patents, Licensed Know-How and WuXi’s interest in the Improvements and Joint Improvements.

“Licensed Know-How” means (i) the Licensed Technology and (ii) other Know-How that is, in each case of (i) and (ii), (a) Controlled by WuXi or any Affiliate of WuXi as of the Effective Date or at any time during the Term and (b) shared by WuXi with Arcus as required by this Agreement or as specifically requested by Arcus in direct connection with an Antibody, as can be demonstrated by reasonable evidence. Notwithstanding the foregoing, Licensed Know-How shall not include any materials or information that (1) exist in the public domain through no act or omission of Arcus, or its Affiliates, sublicensees, or subcontractors, or (2) are in the possession of Arcus or otherwise known by Arcus before disclosure thereof to Arcus by or on behalf of WuXi, as can be demonstrated by reasonable written evidence.

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“Licensed Patents” means the Patents listed in Exhibit 1 hereto and (i) patent applications filed either from the foregoing or from an application claiming priority to the foregoing, including all provisionals, substitutions, continuations, continuations-in-part, divisions, renewals and continued prosecution applications, and all patents granted thereon, (ii) patents-of-addition, revalidations, reissues, reexaminations and extensions, adjustments or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (iii) inventor’s certificates, utility models, innovation patents and design patents for any of the foregoing, (iv) other forms of government-issued rights substantially similar to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions, to any of such foregoing, (v) United States and foreign counterparts of any of the foregoing, and (vi) all other Patents that have at least one Valid Claim Covering the Development, manufacture, Commercialization and/or other exploitation of a Licensed Product in the Field in the Territory, whether or not listed on Exhibit 1, in the case of (vi), to the extent any of such Patents are Controlled by WuXi or any Affiliate of WuXi as of the Effective Date or during the Term of this Agreement.

“Licensed Product” means any pharmaceutical product that contains an Antibody (as the same may be modified or further developed) in all forms, presentations, formulations, administrations, dosages, dosage forms and packages.

“Licensed Technology” means the data, reports, analytical methods, non-clinical and safety information, regulatory filings and correspondences and/or other materials and information described in Exhibit 2, attached hereto, and expressly excludes manufacturing information until and unless a Transfer Election occurs.

“Losses” means any and all damages (including, but not limited to, all loss of profits, diminution in value, and incidental, indirect, consequential, special, reliance, exemplary, punitive, statutory and treble damages), awards, deficiencies, settlement amounts, defaults, assessments, fines, dues, penalties, costs, fees, liabilities, obligations, taxes, liens, losses and expenses (including, but not limited to, court costs, interest and reasonable fees of attorneys, accountants and other experts) incurred by or awarded to Third Parties and required to be paid to Third Parties with respect to a Claim by reason of any judgment, order, decree, stipulation or injunction, or any settlement entered into in accordance with the provisions of this Agreement, together with all reasonable documented out-of-pocket costs and expenses incurred in contesting any Third Party Claim or complying with any judgments, orders, decrees, stipulations and injunctions that arise from or relate to a Third Party Claim.

“Manufacturing Agreements” shall have the meaning assigned thereto in Section 3.2.

“Manufacturing Exclusivity Period” shall have the meaning assigned thereto in Section 3.2.2.

“NDA” means: (i) in the United States, a New Drug Application (as more fully defined in 21 CFR 314.5, et seq.) filed with the FDA, or any successor application thereto; or (ii) in any other country or group of countries, the equivalent application or submission for approval to market a pharmaceutical product filed with the governing Regulatory Authority in such country or group of countries.

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“Net Sales” means, with respect to any Licensed Product, the gross sales price of such Licensed Product invoiced by or for Arcus, or its Affiliates or sublicensees (the “Selling Party”), to Third Parties negotiated at arms’ length (including without limitation any hospital or pharmacy), less any of the following applicable deductions related to such sale and included in the invoiced amount:

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Net Sales will be determined from books and records maintained in accordance with GAAP or IFRS, consistently applied throughout Arcus, its Affiliates and sublicensees, and across all Licensed Products of the foregoing. If there is overlap between any of deductions [***], each individual item shall only be deducted once in each Net Sales calculation.

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If, on a country-by-country basis, a Licensed Product is sold in the form of a Combination Product, the Net Sales for such Licensed Product in the Combination Product under this Agreement will be calculated by [***].

“Other Product” means, with respect to a Combination Product, any active pharmaceutical ingredient other than a particular Antibody within such Combination Product. It is understood that an Other Product may be another antibody.

“Party” or “Parties” shall have the meaning assigned thereto in the first paragraph of this Agreement.

“Patent” means any and all national, regional and international (i) issued patents and pending patent applications (including provisional patent applications), (ii) patent applications filed either from the foregoing or from an application claiming priority to the foregoing, including all provisional applications, converted provisionals, substitutions, continuations, continuations-in-part, divisions, renewals and continued prosecution applications, and all patents granted thereon, (iii) patents-of-addition, revalidations, reissues, reexaminations and extensions, adjustments or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (iv) inventor’s certificates, utility models, innovation patents and design patents, (v) other forms of government-issued rights substantially similar to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing and (vi) United States and foreign counterparts of any of the foregoing.

“Patent Term Extensions” shall have the meaning assigned thereto in Section 9.1.5.

“PD-1” means the cell surface receptor protein commonly referred to as “Programmed Cell Death Protein 1” or “PD-1.”

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“Permitted Representatives” shall have the meaning assigned thereto in Section 6.2.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, joint venture, proprietorship or other de jure entity organized under Applicable Laws of any jurisdiction.

“Phase I Clinical Trial” shall mean a Clinical Trial of a Licensed Product that would satisfy the requirements for a Phase I study as defined in 21 CFR § 312.21(a) or a Phase I study as defined in ICH E8 Guideline, in each case, as amended (or its successor regulation).

“Phase Ib Clinical Trial” shall mean the cohort expansion phase of a Phase I Clinical Trial of a Licensed Product after the Dose Escalation Study portion of such Phase I Clinical Trial that includes the dosing of one or more cohorts of patients, the principal purpose of which cohort expansion phase is to evaluate safety, tolerability and indication of efficacy of such Licensed Product in patients.

“Phase II Clinical Trial” shall mean a proof of concept Clinical Trial, the principal purpose of which is to make a preliminary determination as to whether a product is efficacious in one or more target populations and/or indications, including at the intended clinical dose or range of doses, to permit the design of further Clinical Trials.

“Phase III Clinical Trial” shall mean a pivotal Clinical Trial with a defined dose or a set of defined doses of a therapeutic product designed to ascertain efficacy and safety of such product, in a manner that is generally consistent with and as defined in 21 CFR § 312.21(c) as amended (or its successor regulation), for the purpose and design of establishing with statistical significance that the Licensed Product is safe and effective with respect to a given indication sufficient to obtain Regulatory Approval for such Licensed Product. A Clinical Trial shall not be deemed a Phase III trial unless it will fulfill the requirements of such a trial, or is described as such in the protocol for such trial filed with the applicable Regulatory Authority.

“Pricing Approval” means the later of (i) the approval, agreement, determination or governmental decision establishing the price for a Licensed Product that can be legally charged to consumers, as required in a given jurisdiction or country in connection with Commercialization of such Licensed Product in such jurisdiction or country and (ii) the approval, agreement, determination or governmental decision establishing, the level of reimbursement for such Licensed Product that will be reimbursed by Governmental Authorities, as required in a given jurisdiction or country in connection with Commercialization of such Licensed Product in such jurisdiction or country.

“Promotional Materials” means packaging, inserts, digital content and similar information and materials selected by Arcus or its Affiliates or any of its or their sublicensees.

“Receiving Party” shall have the meaning assigned thereto in Section 6.1.

“Regulatory Approval” means final regulatory approval required to Commercialize a Licensed Product for a disease or condition in accordance with the Applicable Laws of a given country,

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including Pricing Approval if Pricing Approval is required to Commercialize such Licensed Product for such disease or condition in such country. In the United States, its territories and possessions, Regulatory Approval means approval of a BLA or an equivalent by the FDA.

“Regulatory Authority” means, with respect to a country in the Territory, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the European Medicines Agency), regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of a Regulatory Approval, for biopharmaceutical products in such country.

“Royalty Term” shall have the meaning assigned thereto in Section 5.4.

“SEC” shall have the meaning assigned thereto in Section 6.3.

“Sublicense Income” shall have the meaning assigned thereto in Section 5.6.1.

“Term” shall have the meaning assigned thereto in Section 10.1.

“Territory” means all the countries and territories of the world other than the Excluded Territory.

“Third Party” means a Person who is not a Party or an Affiliate of a Party.

“Third Party Claim” shall have the meaning assigned thereto in Section 8.3.

“Third Party License” shall have the meaning set forth in Section 5.5.2.

“Third Party Royalties” shall have the meaning set forth in Section 5.5.2.

“Trademarks” means trademarks and trade dress selected by Arcus or its Affiliates or any of its or their sublicensees.

“Transfer Election” shall have the meaning assigned thereto in Section 3.2.3.

“United States” means the United States of America and its territories and possessions.

“U.S. Bankruptcy Code” shall have the meaning assigned thereto in Section 2.7.

“Valid Claim” means with respect to a Patent in a country, any claim of an (i) issued Patent that has not (a) expired, irretrievably lapsed or been abandoned, revoked, dedicated to the public or disclaimed or (b) been found to be unpatentable, invalid or unenforceable by an unreversed and unappealable final decision of a Governmental Authority in such country or (ii) application for a Patent that (a) has been pending for less than [***] years from the date of filing of that application, is being prosecuted in good faith, and has not been abandoned or finally disallowed without the possibility of appeal or re-filing and (b) has not been admitted to be invalid or unenforceable through reissue, reexamination, or disclaimer.

“WuXi” means WuXi Biologics (Cayman) Inc.

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“WuXi Improvements” shall have the meaning assigned thereto in Section 2.5.

“WuXi Indemnitees” shall have the meaning assigned thereto in Section 8.2.

2.    LICENSE GRANTS, OWNERSHIP AND EXCLUSIVITY.

2.1    License Grant. Subject to the terms and conditions of this Agreement, WuXi shall grant and hereby grants to Arcus, and Arcus accepts, (i) an exclusive (even as to WuXi and its Affiliates), non-transferable (except as set forth in Section 11.6) license, with the right to sublicense (as provided in Section 2.2) under the Licensed IP, to make, have made, use, register, sell, offer to sell, have sold, import, export, exploit, research, improve, Develop and Commercialize Licensed Products in the Field in the Territory; and (ii) a non-exclusive, non-transferable (except as set forth in Section 11.6) license, with the right to sublicense (as provided in Section 2.2) under the Licensed IP to Develop and manufacture Licensed Products anywhere in the world only for applications in the Field solely for the purpose of Developing, manufacturing and Commercializing Licensed Products for use in and for the Territory. All rights not expressly granted to Arcus under this Agreement are reserved to WuXi. Exercise or attempted exercise of the licensed rights granted in Section 2.1(i) by Arcus or its Affiliates in any Excluded Territory is a material breach of this Agreement. Arcus shall prohibit its sublicensees and subcontractors from exercising such licensed rights in the Excluded Territory, and shall use Commercially Reasonable Efforts to enforce such prohibition. If Arcus or any of its Affiliates receives, or becomes aware of the receipt by a sublicensee or subcontractor of any orders for any Licensed Product for use in the Excluded Territory, Arcus shall notify WuXi thereof and shall procure that such recipient refers such orders to WuXi or WuXi’s designee.

2.2    Sublicensing and Subcontracting. Arcus may sublicense its rights under Section 2.1(i) and/or 2.1(ii) to the Licensed IP during the Term of this Agreement, provided that each such sublicense must be in writing and Arcus must provide a copy of each sublicense (and any sub-sublicense) agreement to WuXi within [***] days after execution of such sublicense, which copy may be redacted only to the extent not relevant to the determination of Arcus’ and any Affiliates’ or sublicensees’ compliance with its payment obligations under this Agreement. Arcus shall secure all appropriate covenants, obligations and rights from any sublicensee to ensure that such sublicensee is subject to, and Arcus can comply with, all of Arcus’s applicable representations, warranties, covenants and obligations to WuXi under this Agreement including those required provisions in Section 2.3.

Arcus agrees for itself that it shall be jointly and severally responsible, along with its relevant sublicensee or Affiliate, for any failure of such sublicensee or Affiliate to comply with the applicable provisions of this Agreement; provided that, Arcus may, upon written notice to WuXi, cause the relevant sublicensee to cure such failure within the cure period (if any) that would have been applicable to Arcus had the failure been attributable to the acts or omissions of Arcus. If Arcus does so, such failure by the sublicensee shall not be deemed a breach of this Agreement so long as the failure has been cured. For the avoidance of doubt, in no event shall Arcus be deemed to have agreed to such joint and several responsibility on behalf of or for any of its sublicensees, and in no event shall Arcus be deemed to have any obligation to obtain any such agreement or acknowledgement from any of its sublicensees.

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In the event any such sublicense is terminated by Arcus, Arcus shall notify WuXi of such termination and provide WuXi with a summary of the reasons for such termination, to the extent they substantially relate to the rights granted to Arcus under this Agreement.

If requested by Arcus, WuXi will discuss, acting reasonably and in good faith, with Arcus any proposed modifications as may be requested by a potential sublicensee with respect to the terms and conditions of this Agreement. Upon termination of this Agreement for any reason other than for an uncured material breach by Arcus pursuant to Section 10.2.2(b) of this Agreement, any sublicensee shall have the right to seek a license from WuXi to the Licensed IP, and WuXi agrees to negotiate such licenses in good faith under reasonable terms and conditions (e.g., under terms and conditions substantially similar to those herein; provided, however, that such sublicensee has previously met all obligations under this Agreement and its sublicense agreement).

Contract manufacturers, wholesalers and distributors shall not be deemed sublicensees, but instead, shall be deemed subcontractors. Subject to Section 3.1, Arcus may freely subcontract its rights, in whole or in part, to Develop, manufacture, Commercialize or otherwise exploit Licensed Products provided (i) any such agreements will be in writing; (ii) Arcus shall secure all appropriate covenants, obligations and rights from any such subcontractor to ensure that such subcontractor is subject to, and Arcus can comply with, all of Arcus’s applicable covenants and obligations to WuXi under this Agreement; and (iii) Arcus shall be responsible for any failure of its subcontractors to comply with the applicable provisions of this Agreement; provided that, Arcus may, upon written notice to WuXi, cause the relevant subcontractors to cure such failure within the cure period (if any) that would have been applicable to Arcus had the failure been attributable to the acts or omissions of Arcus. If Arcus does so, such failure by the subcontractor shall not be deemed a breach of this Agreement so long as the failure has been cured.

2.3    Required Provisions in Sublicenses and Subcontracts. Any direct sublicensee of Arcus may further sublicense and subcontract its rights, in whole or in part, to Develop, manufacture, Commercialize or otherwise exploit Licensed Products, provided that any such sublicense is granted, or such subcontract is entered into, in accordance with the terms of Section 2.2. Arcus shall use Commercially Reasonable Efforts to require its direct sublicensees to obtain Arcus’ written consent prior to granting any such further sublicenses. If such requirement is included in the written sublicense agreement between Arcus and a direct sublicensee, Arcus agrees to seek WuXi’s prior consent in the event of any sublicensing request by such Arcus direct sublicensee, which consent shall not be unreasonably withheld, conditioned or delayed by WuXi. No further sublicensing or subcontracting is permitted beyond that expressly stated in this Section 2.3 without WuXi’s written consent. Each such Arcus sublicense and further sublicense by an Arcus sublicensee must be in writing and include language materially similar to the following:

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2.4    Promotion. Licensed Products shall be Commercialized solely under Trademarks and solely in connection with Promotional Materials. Arcus and its Affiliates and its and their sublicensees shall exclusively own all Promotional Materials for the Licensed Products and all right, title and interest in and to, and all goodwill from the use of, Trademarks for Licensed Products, and shall be responsible for the procurement, filing and maintenance of trademark registrations for such Trademarks and all related costs and expenses.

2.5    Ownership of Improvements. WuXi shall own all right, title and interest in and to any Improvements invented solely by WuXi including, without limitation, any Intellectual Property Rights therein, and all such Improvements will be included within the licensed rights granted in Section 2.1. WuXi and Arcus (or if Arcus so designates in writing, its Affiliates and its and their sublicensees) shall each have an undivided fifty percent (50%) ownership interest in all Joint Improvements, including without limitation, any Intellectual Property Rights therein. WuXi’s interest in its own Improvements and all Joint Improvements will be included within the licensed rights granted in Section 2.1 provided they relate to the rights granted under this Agreement. WuXi shall obtain and maintain licenses for any and all improvements of its other licensees and their direct and indirect sublicensees (collectively, with WuXi’s own Improvements and its interest in the Joint Improvements, the “WuXi Improvements”) so that it may include any and all such WuXi Improvements within the licensed rights granted in Section 2.1 provided they relate to the rights granted by WuXi under this Agreement, and any and all such WuXi Improvements shall automatically be included within the licensed rights granted in Section 2.1, provided they relate to the rights granted under this Agreement. WuXi will promptly disclose all such WuXi Improvements to Arcus during the Term of this Agreement.

Arcus shall own all right, title and interest in and to any Improvements invented solely by Arcus (the “Arcus Improvements”) including, without limitation, any Intellectual Property Rights therein. Subject to the terms and conditions of this Agreement, Arcus shall grant and hereby grants to WuXi, and WuXi accepts, (i) an exclusive (even as to Arcus and its Affiliates), non-transferable (except as set forth in Section 11.6) license, with the right to sublicense (as provided in Section 2.2, mutatis mutandis, as if Arcus was WuXi and WuXi was Arcus) under Arcus’ interest in the Arcus Improvements to make, have made, use, register, sell, offer to sell, have sold, import, export, exploit, research, improve, Develop and Commercialize Licensed Products in the Field in the Excluded Territory; and (ii) a non-exclusive, non-transferable (except as set forth in Section 11.6) license under Arcus’ interest in the Arcus Improvements to manufacture Licensed Products anywhere in the world only for applications in the Field for the purpose of Developing, manufacturing and Commercializing Licensed Products solely for distribution and use in the Excluded Territory. As between the Parties, subject to the foregoing license granted by Arcus to WuXi, Arcus retains sole and exclusive ownership of all rights, title and interests in and to the Arcus Improvements. All rights not expressly granted to WuXi under this Agreement are reserved to Arcus. Exercise or attempted exercise of the licensed rights granted in part (i) of this paragraph in any part of the Territory is a material breach of this Agreement.

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Except as expressly provided in this Agreement and subject to any restrictions therein, each Party may make, have made, sell, have sold, use, license, assign, mortgage or keep Joint Improvements or co-owned Improvements, and otherwise undertake all activities a sole owner might undertake with respect to such co-owned Improvements or Joint Improvements, without the consent of and without accounting to the other Party, provided that any assignment, license or other disposition or use (i) shall at all times be and remain subject to the grants of rights and accompanying conditions and obligations with respect thereto under this Agreement, and (ii) allow the Parties to exercise their rights and perform their obligations under this Agreement, in particular to Develop, manufacture and Commercialize Licensed Products in at least the same scope as prior to such assignment, license or other such disposition.

2.6    No Implied Rights; Express Reservation of Rights Not Licensed. Nothing contained in this Agreement confers or will be construed to confer any rights or licenses by implication, estoppel or otherwise, in, to or under any intellectual property rights, other than the rights and licenses expressly granted in this Agreement. All rights not expressly granted by a Party under this Agreement are reserved to such Party. Without limitation, as between the Parties, subject to the licenses granted by WuXi to Arcus under this Agreement, WuXi retains sole and exclusive ownership of all rights, title and interests in and to the Licensed IP.

2.7    Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of title 11 of the United States Code (the “U.S. Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code to the extent permitted thereunder. The Parties shall retain and may fully exercise all of their respective rights and elections under the U.S. Bankruptcy Code. In the event of the bankruptcy of either Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its possession, shall be promptly made available to the non-bankrupt Party for use solely in accordance with the terms of this Agreement and Section 365(n) of the U.S. Bankruptcy Code.

3.    DEVELOPMENT AND COMMERCIALIZATION.

3.1    Development and Commercialization Activities. Arcus shall use Commercially Reasonable Efforts to Develop and Commercialize Licensed Products. Arcus shall use Commercially Reasonable Efforts to manufacture or otherwise obtain supply of its requirements of packaged and labeled Licensed Products in connection with its Development and Commercialization obligations hereunder, in accordance with all Applicable Laws, GMP (as applicable) and this Agreement. For so long as Arcus is conducting Development activities under this Agreement, Arcus shall provide to WuXi, no later than on June 30 and December 31 of each calendar year, with written summaries of the Development activities it performed, or caused to be performed, in respect of Licensed Products since the preceding report (or, with respect to the first such report, since the Effective Date), and the future Development activities it

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expects to initiate in respect of Licensed Products during the following six (6)-month period. Arcus agrees to consider any and all comments provided by WuXi in connection with such summaries in good faith.

3.2    Manufacturing.

3.2.1    The Parties shall negotiate in good faith the terms of, and shall seek to enter into, separate clinical and commercial manufacturing agreements, and/or amendments to existing manufacturing agreements, under which WuXi would manufacture and supply Licensed Products for Arcus in the Territory (the “Manufacturing Agreements”). The Parties intend to enter into such Manufacturing Agreements (i) no later than [***] prior to the Initiation of Phase I Clinical Studies for the first Licensed Product (for the clinical manufacturing agreement) and (ii) no later than [***] prior to the anticipated date of Regulatory Approval of the first Licensed Product (for the commercial manufacturing agreement).

3.2.2    The Manufacturing Agreement(s) shall provide for Arcus’ appointment of WuXi as its exclusive manufacturer of Licensed Products from and after the effective date of the Manufacturing Agreement(s) until Arcus makes a Transfer Election under Section 3.2.3, where the Transfer Election is permitted only on or after [***] (the “Manufacturing Exclusivity Period”), subject to (i) WuXi’s ability to provide such Licensed Products in accordance with agreed-upon specifications, in the quantities, and on the timeframes reasonably requested by Arcus and according to the prices set forth in Exhibit 4 hereto (subject to a maximum increase of [***] percent ([***]%) in any one calendar year prior to First Commercial Sale and [***] percent ([***]%) in any one calendar year beginning upon First Commercial Sale); (ii) Arcus’s right to engage a backup supplier to provide Licensed Products as further set forth in this Section 3.2; and (iii) Arcus’ sublicensees rights to utilize their own manufacturing resources as further set forth in this Section 3.2.

(a)    Backup Supplier. Upon request by Arcus at any time during the Term, WuXi shall reasonably cooperate and promptly perform any technical transfer and validation activities reasonably necessary to enable Arcus’ designated backup supplier to supply Licensed Product. Prior to the expiration of the Manufacturing Exclusivity Period, Arcus may procure supply from its designated backup supplier solely in the event WuXi is not able to supply Arcus with Licensed Products in accordance with the terms of the Manufacturing Agreement. From and after such time as WuXi resumes its ability to provide accepted orders for Licensed Products in accordance with the terms of the Manufacturing Agreement, Arcus may continue to utilize the aforementioned backup supplier to provide up to [***] percent ([***]%) of Arcus’ needs on an ongoing basis. The Manufacturing Agreement(s) will provide further terms and conditions regarding any such backup supplier. For the avoidance of doubt, Arcus’s use of such backup supplier in accordance with this Section 3.2 shall not be deemed a Transfer Election nor be subject to the increased royalty rates set forth below.

(b)    Sublicensee Manufacturing Rights. The Manufacturing Agreements shall permit Arcus’ sublicensees to place orders for such Licensed Products on the same terms and conditions applicable to Arcus; provided that (i) prior to expiration of Manufacturing Exclusivity Period, each Arcus sublicensee shall be free to manufacture up to

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[***] percent ([***]%) of their requirements for Licensed Products (or any components thereof) utilizing their own manufacturing resources, subject to an increase in the base royalty rate by [***] percent ([***]%) and (ii) beginning on the earlier of (A) the [***] anniversary of the effective date of the respective sublicense agreement and (B) the expiration of the Manufacturing Exclusivity Period, Arcus’ sublicensees shall be free to manufacture all or any portion of their requirements for Licensed Products using their own manufacturing resources (subject to an increase in the base royalty rate by [***] percent ([***]%)) or any Third Party manufacturer (subject to an increase in the base royalty rate by [***] percent ([***]%).

3.2.3    For the avoidance of doubt, nothing in this Agreement shall require Arcus to place orders for the clinical or commercial supply of any Licensed Products. Further, without limiting Arcus’ and its sublicensees’ rights under this Section 3.2, Arcus would have the option, upon expiration of the Manufacturing Exclusivity Period, to convert WuXi’s manufacturing appointment from exclusive to non-exclusive and either (i) grant an Affiliate, sublicensee, subcontractor or any other Third Party (such subcontractor and Third Party, collectively, a “CMO”), the right to manufacture such Licensed Products for Arcus (and procure some or all of its requirements for such Licensed Products from such Affiliate, sublicensee, or CMO) or (ii) manufacture such Licensed Products for itself, on its own behalf (either of such elections in (i) or (ii), a “Transfer Election”). WuXi shall reasonably cooperate with Arcus in transferring technology to Arcus or Arcus’ designated Affiliate, sublicensee, or CMO promptly so that it may begin manufacturing Licensed Products. From and after the effective date of any Transfer Election, the royalties payable to WuXi under Article 5 shall be increased by [***] percent ([***]%) for any transfer to a CMO, provided that if Arcus will itself manufacture or the transfer of manufacturing obligations is to an Affiliate or sublicensee of Arcus, the royalties shall be increased by [***]-percent ([***]%), in each case above the base royalty already due under Section 5.4. The preceding sentence shall not apply if the Transfer Election is due to WuXi’s failure or inability to supply the Licensed Products in accordance with the terms of the applicable Manufacturing Agreement. The increase by [***] percent or [***] percent in this Section [***]. For the avoidance of doubt, the maximum increase in the royalty rate under this Section 3.2 shall not exceed (x) [***] percent ([***]%) if Arcus, its Affiliates and all sublicensees each manufacture for itself or each other and (y) [***] percent ([***]%) irrespective of the number of CMOs used in the manufacturing of the Licensed Products following expiration of the Manufacturing Exclusivity Period.

3.3    Biologic CMC Services. Subject to the terms of the Biologics Master Services Agreement by and between Arcus Biosciences, Inc. and WuXi Biologics (Hong Kong) Limited effective January 24, 2017, as it may be amended from time to time (the “Biologics MSA”), WuXi shall be Arcus’ exclusive provider of CMC services for biologic development candidates, including but not limited to cell line development, process development, analytical development, manufacturing of toxicology materials, GMP manufacturing, QC testing and stability services for the period running three (3) years from the Effective Date, all to be carried out under such Biologics MSA. The Parties shall negotiate any additional terms in good faith and acting reasonably, taking into account terms previously agreed upon by the Parties for such services for other projects. WuXi shall commit to annual pricing increase of no more than [***] percent ([***]%) in any one calendar year prior to First Commercial Sale and [***] percent

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([***]%) in any one calendar year beginning upon First Commercial Sale for all services rendered under this Section 3.3. Promptly after the Effective Date, the Parties shall negotiate in good faith the terms of, and shall seek to enter into, an amendment to the Biologics MSA, which amendment shall provide for (i) WuXi’s exclusive provision of CMC services as contemplated in this Section 3.3 and (ii) Arcus’ obligations to use WuXi as its exclusive provider of CMC services for biologic development candidates to cease upon any termination of the Biologics MSA due to a material breach thereof and/or upon Arcus’ termination of this Agreement pursuant to Sections 10.2.2(a) or 10.2.3 hereof.

3.4    Assistance; Technology and Material Transfer. WuXi shall use Commercially Reasonable Efforts to confidentially disclose the Licensed Technology to Arcus within a period of [***] ([***]) days from the Effective Date. In addition, WuXi shall deliver to Arcus or its designee [***] of GMP Licensed Product that meets the specifications attached hereto as Exhibit 3 (“Dose Escalation Batch”) for the first Dose Escalation Study for a Licensed Product within thirty (30) days after Arcus’ written request for delivery (and WuXi shall store, handle, and ship such Dose Escalation Batch in accordance with WuXi’s standard operating procedures and all applicable and reasonable storage, handling and shipping instructions provided by Arcus prior to such delivery, with all risk and title passing to Arcus when delivering such Dose Escalation Batch to a shipper in accordance with Arcus’ instructions). Furthermore, if reasonably requested by Arcus, WuXi shall provide to Arcus promptly any additional information requested by Arcus that is under WuXi’s Control, not otherwise already required to be provided by WuXi hereunder, and reasonably necessary for Arcus to Commercialize, manufacture and/or Develop Licensed Products in the Field in the Territory and will issue an invoice with an appropriate fee based on the work requested and WuXi’s then-current, customary labor rates for similar services. If requested by Arcus, WuXi shall use commercially reasonable efforts to introduce Arcus to one or more of WuXi’s other licensees of Licensed IP for the sole purpose of sharing clinical data and safety information regarding the Licensed Products in the Field in the Excluded Territory.

3.5    Non-Competition Related to Licensed IP. As partial consideration for the rights granted to it under Section 2.1, Arcus hereby covenants, and will require each of its Affiliates and sublicensees to covenant, that, during the Term of this Agreement (or with respect to any Arcus sublicensees, during the term of the respective sublicenses granted by Arcus to such sublicensees), each will not commercialize, in the Territory (or, with respect to Arcus’ sublicensees, the applicable countries of the Territory for which Arcus has granted them a sublicense under the Licensed IP), any product for application in the Field, except a Licensed Product, if such product includes any anti-PD-1 antibody that was licensed in or obtained by Arcus, its Affiliates or the respective sublicensee (as the case may be) after being granted license rights to the Licensed IP. Notwithstanding the foregoing, in no event does the foregoing prohibit or restrict Arcus or any of its Affiliates or sublicensees from (i) developing, manufacturing or commercializing any combination of a development compound of Arcus or any of its Affiliates or sublicensees with another party’s anti-PD-1 antibody or (ii) developing, manufacturing or commercializing any product, other than Licensed Product, that includes any antibody against the target of PD-1, provided that such product is in an earlier stage of development than the first Licensed Product. In addition, notwithstanding the foregoing, the restriction in the first sentence

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of this Section shall not apply to any Third Party permitted assignee of this Agreement or any of such Third Party’s affiliates. WuXi materially relies on this Section 3.5 in the formation of this Agreement, and would not have entered this Agreement but for the rights provided to WuXi by this Section 3.5.

4.    REGULATORY MATTERS

4.1    General. Arcus shall be solely responsible for, and shall use Commercially Reasonable Efforts in connection with seeking Regulatory Approval for Licensed Products in the Territory. Summaries of any substantive (but not merely procedural) communications or interactions with a Regulatory Authority in the United States, European Union and Japan, to the extent material to Arcus’ performance of its obligations under this Agreement, will be included in the Development reports referred to in Section 3.1. WuXi shall provide Arcus with all information, data and materials reasonably requested by Arcus in support of its regulatory filings for Licensed Products, including (a) the Product/Manufacturing Information or Chemistry, Manufacturing and Controls section of an IND or NDA/BLA and any foreign equivalents thereof and (b) the drug master file and/or letter of authorization permitting incorporation of such information in an IND or NDA/BLA and any foreign equivalents thereof.

4.2    Recalls or Corrective Action. As between the parties, Arcus shall have sole responsibility for and shall make all decisions with respect to any recall, market withdrawal or other corrective action related to the Licensed Products in the Territory. Arcus shall use Commercially Reasonable Efforts to consult with WuXi before making any such recall, market withdrawal, or taking other corrective action that relates to services performed by WuXi for Arcus, and shall in any event notify WuXi within [***] hours after initiating any recall or market withdrawal of the Licensed Products.

5.    FINANCIAL PROVISIONS/ROYALTIES. In consideration of the rights granted by WuXi to Arcus hereunder, and of the performance of technology transfer-related services under this Agreement, Arcus agrees to make the following payments:

5.1    Execution Payment. Arcus shall pay to WuXi an upfront non-refundable fee of [***] in immediately available funds within [***] days of the Effective Date.

5.2    Delivery of Dose Escalation Batch. Within [***] days after the later of (i) receipt of a written invoice for the Dose Escalation Batch or (ii) delivery to Arcus of the Dose Escalation Batch by WuXi, together with all batch records and a certificate of compliance, and acceptance of the Dose Escalation Batch by Arcus, which shall not be unreasonably withheld by Arcus, Arcus shall pay to WuXi a non-refundable amount of [***]. Arcus shall have [***] days from the date of delivery to accept or reject the Dose Escalation Batch, and must state in writing the reasons each portion of the Dose Escalation Batch is rejected, if applicable. Upon expiration of the [***] day period, if Arcus has not rejected the Dose Escalation Batch, in whole or in part, then Arcus is deemed to have accepted the Dose Escalation Batch, and payment shall be due in accordance with this paragraph.

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5.3    Milestone Payments. In the event Arcus (on its own or through an Affiliate or their sublicensees) achieves a milestone specified below during the Term, Arcus shall promptly, but in no event more than [***] days after the achievement of each such milestone, notify WuXi in writing of the achievement of such milestone and pay to WuXi the milestone payments as specified below. Each commercialization milestone payment shall be payable only once per Licensed Product, except as expressly noted below. All milestone payments are non-refundable.

Development Milestones	First Licensed Product to Achieve Milestone	Each Subsequent Licensed Product to Achieve Milestone
[***]

Commercialization Milestones
[***]

When Licensed Products are sold for monies other than United States dollars, the Net Sales referenced in the table above and elsewhere will first be determined in the foreign currency of the country in which such Licensed Products were sold and then converted into equivalent United States funds. The exchange rate will be the rate published by the Wall Street Journal for purchase of United States dollars on the last business day of the applicable calendar quarter in which such Net Sales were made. For purposes of clarity, “worldwide Net Sales” means the sum total of all Net Sales of each jurisdiction within the Territory.

5.4    Royalties. On a Licensed Product-by-Licensed Product basis, Arcus shall pay non-refundable royalties to WuXi on Net Sales of Licensed Products in the Territory by Arcus, its Affiliates, and sublicensees on an quarterly basis at the applicable rate(s) set forth below:

Quarterly Net Sales Increments	Royalty Rate
[***]

For example, if quarterly Net Sales of a Licensed Product in the Territory is US$ 3,800,000,000, then the royalty payable by Arcus to WuXi would be calculated as [***].

Royalties under this Section 5.4 shall be payable during the period of time commencing on the First Commercial Sale of a Licensed Product in a country and ending upon the later of: (i) ten (10) years from the date of First Commercial Sale of such Licensed Product in such country [***]; and (ii) expiration of the last-to-expire Licensed Patent which has at least one Valid Claim Covering a Licensed Product in such country (the “Royalty Term”).

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5.5    Royalty Adjustments.

5.5.1     Biosimilar Products. If one or more Biosimilar Products with respect to a Licensed Product is sold commercially by one Biosimilar (or Interchangeable) Applicant in a particular country in the Territory during a particular calendar quarter (“Biosimilar Product Presence”), and during such calendar quarter the Net Sales of such Licensed Product has decreased by [***] percent ([***]%) or more when compared to peak Net Sales of such Licensed Product in such country in [***], and such decrease is attributable to such Biosimilar Product Presence, then the royalty rate (used with Net Sales to determine royalty payments) for such Licensed Product in such country during such calendar quarter and for the remainder of the Royalty Term will be reduced by [***] percent ([***]%) for purposes of determining Arcus’s obligation to make royalty payments under this Agreement. Notwithstanding any other provision of this Agreement, Arcus will at all times pay a minimum royalty of [***] percent ([***]%) of Net Sales under Section 5.4.

5.5.2    Royalty Reduction for Payment to Third Party Intellectual Property. If, following the Effective Date, it is necessary for Arcus (or its sublicensee) to obtain from one or more Third Parties’ rights to intellectual property in order to Develop, manufacture or Commercialize any Licensed Product in the Field in the Territory, Arcus will have the sole right to negotiate and obtain a license under such intellectual property (each such Third Party license is referred to herein as a “Third Party License”). Intellectual property from a Third Party will be deemed “necessary” under this Section if Arcus reasonably determines that such rights are necessary for avoiding or preventing one or more claims of infringement or misappropriation by a Third Party in connection with, or otherwise necessary for, the Development, manufacture or Commercialization of the applicable Licensed Product using the rights licensed by WuXi hereunder in such country(ies). Except as set forth in this Section or to the extent of any Third Party claim for which WuXi provides indemnification under Section 8.1, or as the Parties may otherwise agree in writing, Arcus shall bear any payments associated with any payments owed to any Third Party for such a Third Party License (collectively, the “Third Party Royalties”). Arcus may credit up to [***] of the amount of any Third Party Royalties paid by Arcus under a Third Party License pursuant to this Section against the running royalty amounts payable to WuXi at any time under Section 5.4. In no event shall the application of any credit reduce an amount owed under Section 5.4 by more than [***]. If a credit may not be fully offset as a result of the foregoing limitation, then it may be carried forward and offset against future amounts owed under Section 5.4. Notwithstanding any other provision of this Agreement, Arcus will at all times pay a minimum royalty of [***] percent ([***]%) of Net Sales under Section 5.4 even if it owes more to a Third Party. For the purpose of clarity, any increase in royalty due to a Transfer Election in connection with manufacturing rights under Section 3.2 [***]. Thus, in the event of a Transfer Election, the minimum royalty due to WuXi will be either [***] percent ([***]%) or [***] percent ([***]%) depending on whether a Third Party, or Arcus or its Affiliate or sublicensee, respectively, will be manufacturing Licensed Products.

5.5.3    Royalty Reporting. Royalties shall be calculated and reported for each calendar quarter within [***] days after the end of each calendar quarter. With delivery of such report, Arcus shall also pay the corresponding amount of the royalty due to WuXi, if any.

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Each report of royalties shall include Net Sales by Arcus and its Affiliates in the Territory on a country-by-country basis for each Licensed Product during the applicable calendar quarter, which report shall include the gross amounts invoiced and Net Sales, the royalties payable, how such royalties payable amounts were calculated (including an accounting of any reductions in applicable royalty rates and/or deductions in determining Net Sales), and the exchange rates used, in each case presented on a country-by-country basis for each Licensed Product, and only for the applicable calendar quarter.

5.6    Sublicensing Income.

5.6.1    Sublicense Income Payments. Arcus shall pay WuXi a percentage of option exercise fees, annual license fees, license maintenance fees, technology access fees, and clinical, development or regulatory milestone payments, in each case, that it receives from its sublicensees in direct connection with the sublicensees’ grant of rights to the Licensed IP, which payments, if applicable, may be prorated by Arcus, acting in good faith, to determine the proportion of such payments reasonably attributed to the Licensed IP (all such payments, collectively, “Sublicense Income”). Notwithstanding the preceding sentence, Sublicense Income shall exclude (a) any payments received by Arcus from any sublicensee’s Commercialization of Licensed Products, including royalty payments and sales milestones and (b) any reimbursements, refunds or amounts paid to support Arcus and/or its Affiliates’ research, development and commercialization activities. The percentage of Sublicense Income owed by Arcus to WuXi is determined by the date on which Arcus enters into the applicable sublicense agreement with the applicable sublicensee:

5.6.2    [***]

5.6.3    [***]

5.6.4    [***]

5.6.5    [***]

All payments under Section 5.6 shall be made within [***] days after the end of the calendar quarter in which Arcus received the corresponding Sublicense Income. When Sublicense Income is received in the form of monies other than United States dollars, the exchange rate that will be used to convert such amounts to U.S. dollars for Sublicense Income payments will be the rate published by the Wall Street Journal for purchase of United States dollars on the last business day of the applicable calendar quarter in which such Sublicense Income was received.

5.7    Payment Terms. All sums due under this Agreement shall be payable in United States dollars by bank wire transfer in immediately available funds to such bank account(s) as the applicable payee shall designate.

5.8    Taxes. If Applicable Law requires Arcus to withhold any taxes from payments made to WuXi under this Agreement, then such taxes shall be deducted by Arcus as required by and shall be paid by Arcus to the proper tax authorities. All official receipts or other

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evidence of payment, as applicable, of any withholding tax shall be promptly sent to WuXi as evidence of such payment. Arcus will reasonably assist WuXi in obtaining any necessary documentation to demonstrate such withholding upon reasonable request. Except for the foregoing provisions and as provided in the Net Sales definition, all payments by Arcus shall be made free and clear of, and without reduction for, any and all taxes owed by Arcus or any of its Affiliates or sublicensees.

5.9    Financial Audits. Arcus shall use commercially reasonable efforts to keep accurate and complete records of all financial information needed to calculate Net Sales and/or any other information necessary to determine whether other payments are due to WuXi under this Article 5. Arcus shall retain such records relating to Net Sales and/or any payments made to it in connection with this Agreement during the [***] preceding calendar years. At WuXi’s written request, such records shall be made available for inspection, review and audit, during normal business hours, without undue business interruption and with reasonable advance notice to Arcus, by an independent certified public accountant appointed by WuXi and reasonably acceptable to Arcus for the sole purpose of verifying that Arcus has complied with its payment obligations under this Article 5. In no event may WuXi conduct such audit more than once per calendar year, and prior to the start of any such audit, Arcus may require that such accountant enter into a reasonable confidentiality agreement with it. A copy of any report provided to WuXi by the accountant shall be given concurrently to Arcus. WuXi shall be responsible for all costs and expenses incurred in performing any such audit unless the audit discloses, and Arcus does not reasonably dispute such result, at least a [***] percent ([***]%) shortfall, in which case Arcus shall bear the reasonable cost of the entire audit.

6.	CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS.

6.1    Definition. “Confidential Information” means confidential or proprietary information, data or know-how, whether provided in written, oral, visual or other form, provided by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement, including, but not limited to, the terms of this Agreement and information relating to the Disclosing Party’s existing or proposed research, development efforts, patent applications, business or products, including without limitation pricing information, vendor and customer information, plans, proprietary technical information, processes, formulae, data, inventions, methods, knowledge, discoveries, know-how, trade secrets, and the like. Confidential Information shall not include any such information that: (i) is already known to the Receiving Party or its Affiliates (other than under an obligation of confidentiality) at the time of disclosure (as evidenced by written records of the Receiving Party); (ii) is or becomes generally available to the public other than through any act or omission of the Receiving Party or its Affiliates; (iii) is disclosed to the Receiving Party or its Affiliates by a Third Party who had no separate nondisclosure obligation in respect of such information; or (iv) is independently discovered or developed by or on behalf of the Receiving Party or its Affiliates without the use of the Confidential Information of the Disclosing Party (as evidenced by written records of the Receiving Party). The terms of this Agreement shall be deemed Confidential Information of each Party.

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6.2    Confidentiality. The Receiving Party shall keep in confidence all Confidential Information of the Disclosing Party with the same degree of care it employs to maintain the confidentiality of its own Confidential Information, but no less than a reasonable degree of care. The Receiving Party shall not use such Confidential Information for any purpose other than in performance of this Agreement, or in the case of Arcus as the Receiving Party, in accordance with the rights granted to Arcus under this Agreement, or disclose the same to any other Person other than to such of its Affiliates, its own and its Affiliates’ employees, agents, sublicensees and subcontractors (“Permitted Representatives”) who have a need to know such Confidential Information to implement the terms of this Agreement. A Receiving Party shall advise any Permitted Representative who receives Confidential Information of such obligations. The Receiving Party will be liable for breach of this Article 6 by any of its Permitted Representatives.

6.3    Permitted Disclosure and Use. The Receiving Party shall have the right to disclose Confidential Information if, (i) in the reasonable opinion of the Receiving Party’s legal counsel, such disclosure is required by any Applicable Laws, provided that the Receiving Party gives adequate prior notice of such disclosure to the Disclosing Party and the Receiving Party uses commercially reasonable efforts to seek confidential treatment of such Confidential Information and to limit the required disclosure to only that which is required; or (ii) a court, tribunal, administrative agency or other Governmental Authority orders such disclosure, provided that the Receiving Party gives adequate prior notice of such disclosure to the Disclosing Party to permit the Disclosing Party to intervene and to request protective orders or other confidential treatment and to limit the scope of any potential disclosure. The Receiving Party will cooperate reasonably with any such efforts by the Disclosing Party. Furthermore, notwithstanding any other provision of this Agreement, each Party may disclose Confidential Information (a) as necessary in connection with any financing, merger, sublicensing or similar transaction, subject to confidentiality substantially similar to that required in this Article 6, or as necessary to obtain legal or financial advice from its attorneys, and financial advisors who have an obligation of confidentiality to the Party; and (b) in connection with prosecuting or defending litigation, Regulatory Approvals, Pricing Approvals and other regulatory filings and communications, and filing, prosecuting and enforcing the Licensed Patents in connection with the Party’s rights and obligations pursuant to this Agreement, where each Party will use reasonable efforts to seek protective orders or other applicable confidentiality, and seek to limit the scope of disclosure, as to any such uses. The Parties shall also be permitted to make disclosures consistent with, and pursuant to, Sections 11.1 and 11.2.

In addition, notwithstanding the foregoing, to the extent that either Party’s legal counsel reasonably determines that it is required to make a filing or any other public disclosure with respect to this Agreement or the terms or existence hereof to comply with the requirements, rules, laws or regulations of any applicable stock exchange, Nasdaq or any governmental or regulatory authority or body, including without limitation the U.S. Securities and Exchange Commission (the “SEC”) (collectively, the “Disclosure Obligations”), such Party shall promptly inform the other Party thereof and shall use reasonable efforts to (i) maintain the confidentiality of the other Party’s confidential information in any such filing or disclosure and (ii) limit the scope of such required disclosure. To the extent that either Party reasonably determines that it is

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required to file a copy of this Agreement to comply with the Disclosure Obligations, such Party shall promptly inform the other Party thereof. Prior to making any such filing of a copy of this Agreement, the Parties shall mutually agree on the provisions of this Agreement for which the Parties shall seek confidential treatment, it being understood that if one Party determines to seek confidential treatment for a provision for which the other Party does not, then the Parties will use reasonable efforts in connection with such filing to seek the confidential treatment of any such provision. The Parties shall cooperate, each at its own expense, in such filing, including without limitation such confidential treatment request, and shall execute all documents reasonably required in connection therewith. The Parties will reasonably cooperate in responding promptly to any comments received from the SEC with respect to such filing in an effort to achieve confidential treatment of such redacted form; provided, however, that a Party shall be relieved of such obligation to seek confidential treatment for a provision requested by the other Party if such treatment is not achieved after the first round of responses to comments from the SEC. Notwithstanding anything to the contrary in this Agreement, either Party may make reference to the existence of this Agreement and describe the relationship between the Parties in connection with any required securities filings or other required public disclosure without seeking the other Party’s prior consent. This paragraph shall apply with respect to the filing of a copy of this Agreement or any public disclosure relating to this Agreement to comply with the Disclosure Obligations, notwithstanding the provisions of this Article 6.

6.4    Remedies. Money damages will not be an adequate remedy if this Article 6 is breached and, therefore, either Party may, in addition to any other legal or equitable remedies, seek an injunction or other equitable relief against such breach or threatened breach in relation to Confidential Information that it disclosed to the other Party.

6.5    Attorney-Client Privilege. Neither Party is waiving, nor will be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges recognized under Applicable Law of any jurisdiction as a result of disclosing information pursuant to this Agreement, or any of its Confidential Information (including Confidential Information related to pending or threatened litigation) to the Receiving Party, regardless of whether the Disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections. The Parties may become joint defendants in proceedings to which the information covered by such protections and privileges relates and may determine that they share a common legal interest in disclosure between them that is subject to such privileges and protections, and in such event, may enter into a joint defense or other common interest agreement setting forth, among other things, the foregoing principles, but are not obligated to do so.

6.6    Survival. This Article 6 shall survive the expiration or termination of this Agreement for a period of [***] years.

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7.    REPRESENTATIONS AND WARRANTIES.

7.1    Mutual Representations and Warranties. Arcus and WuXi each represents and warrants to the other as of the Effective Date:

7.1.1    Such Party (i) is a company duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction of its organization; and (ii) has the requisite corporate power and authority and the legal right to enter into this Agreement and to carry out the provisions of this Agreement;

7.1.2    The execution, delivery and performance of this Agreement by such Party, including, without limitation, in the case of WuXi, the license grant under Section 2.1 and the delivery by WuXi of any Licensed Technology to Arcus for use as contemplated under this Agreement, (i) do not conflict with any provision of the organizational documents of such Party; (ii) will not, to such Party’s knowledge, violate any Applicable Laws including any order or decree of any court or Governmental Authority; and (iii) will not violate or conflict with any terms of any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Party is a party, or by which such Party is bound or becomes bound during the Term; and

7.1.3    This Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms. The execution, delivery and performance of this Agreement by it does not materially conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Applicable Law.

7.1.4    It has not granted, and shall not grant during the Term, any right to any Third Party which would materially conflict with the rights granted to the other Party hereunder. It has, and covenants that it shall, maintain and keep in full force and effect all agreements necessary to perform its obligations hereunder.

Each Party further covenants that it will at all times comply with all Applicable Laws relating to the import and export of Licensed Products, or any materials or components related thereto, during the Term of this Agreement.

7.2    WuXi Representations and Warranties. Except as set forth in a document separately submitted by WuXi to Arcus on or before the Effective Date setting forth exceptions to the following representations and warranties:

7.2.1    WuXi (i) represents and warrants to Arcus as of the Effective Date that it has the sole and exclusive right to grant the licenses hereunder and (b) neither it nor any of its Affiliates has previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Licensed Patents, or any component of the Licensed Know-How (other than the transfer of such Licensed Patents and/or Licensed Know-How to WuXi from its Affiliates), (ii) covenants that, with respect to any agreements or other instruments pursuant to which WuXi acquires its rights to the Licensed Patents and Licensed Know-How, it will maintain in full force and effect and commit no act or omission that would give rise to any Third Party or Affiliate right to terminate such licenses or other instruments that could materially impair Arcus’ ability to exercise its rights under this Agreement during the Term, and (iii) represents and warrants as of the Effective Date that there are no Patents or Know-How owned or controlled by WuXi or any of its Affiliates in the Territory, other than the Licensed Patents and Licensed Know-How, that would prevent Arcus, its Affiliates or its or their sublicensees

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from Developing, manufacturing and/or Commercializing Licensed Products as set forth herein, and from exploiting the rights granted under Section 2.1. WuXi represents and warrants to Arcus as of the Effective Date that WuXi has provided Arcus with a true and complete (other than redacted financial terms) copy of the Third Party agreement(s) and any agreements with WuXi’s Affiliates that are referenced in (ii) directly above, including, without limitation, any and all amendments and side letters and other material documentation related thereto, and WuXi covenants that during the Term it shall not amend, waive any rights under, or allow to terminate or expire any such agreements, amendments and/or side letters in any manner that would impair Arcus’ ability to exercise its rights under this Agreement, nor shall it permit its Affiliates to do any of the foregoing;

7.2.2    WuXi represents and warrants to Arcus as of the Effective Date that there are no claims, judgments or settlements against or pending with respect to any Licensed IP, and to WuXi’s knowledge as of the Effective Date, no such claims, judgments or settlements are threatened. To the knowledge of WuXi as of the Effective Date, the proposed Licensed Products covered by the Licensed IP will not violate, infringe, misappropriate or unlawfully use any intellectual property of any Person. WuXi represents and warrants to Arcus as of the Effective Date that, to the knowledge of WuXi, no Person has violated, infringed, misappropriated or unlawfully used any of the Licensed IP. WuXi represents and warrants to Arcus as of the Effective Date that WuXi has not commenced or threatened any proceeding, or asserted any allegation or claim, against any Person for infringement or misappropriation of any Licensed IP; and

7.2.3    WuXi represents and warrants as of the Effective Date that it is not a party to any agreement, and covenants that during the Term it shall not be a party to any agreement, that prohibits or restricts the full exploitation of any Licensed IP as contemplated under this Agreement.

7.2.4    WuXi represents and warrants that it has disclosed to Arcus on or prior to the Effective Date all material agreements (other than redacted financial terms) and information relating to the Development of the Licensed Products that are in WuXi and its Affiliates’ possession as of the Effective Date, and WuXi covenants to provide to Arcus promptly all material information, as requested by Arcus from time-to-time during the Term, relating to the Development and/or manufacturing of the Licensed Products that are in the possession of WuXi or its Affiliates to the extent such material information has not already been provided to Arcus, subject to Sections 2.5, 3.2, 3.4 and 4.1.

7.2.5    WuXi represents and warrants as of the Effective Date that, to the best of its knowledge, each of the excluded entities from the Affiliates does not Control any of the Licensed IP necessary to carry out this Agreement.

7.2.6    WuXi represents and warrants that, as of the Effective Date and during the Term of this Agreement, neither (i) WuXi, nor any of its Affiliates’ employees, officers, subcontractors, or consultants who developed the Antibody and/or the Licensed IP and who have rendered services relating to the Licensed Products under this Agreement, has ever been debarred nor is subject to debarment or convicted of a crime for which an entity or person could be debarred (including by the FDA under 21 U.S.C. § 335a (or subject to a similar sanction of any other Governmental Authority)).

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7.3    Arcus Representations and Warranties. Except as set forth in a document separately submitted by Arcus to WuXi in writing on or before the Effective Date setting forth exceptions to the following representations and warranties:

7.3.1    Arcus covenants that it will not, and will not authorize any Affiliate, subcontractor, or sublicensee (or their further sublicensee or subcontractor) to, assign, transfer, convey or otherwise encumber its right, title and interest in the Licensed Patents, or any component of the Licensed Know-How, in the Territory except as permitted under this Agreement;

7.3.2    Arcus represents and warrants to WuXi, as of the Effective Date, that there are no claims, judgments or settlements against or pending with respect to Arcus or its commercial activities in the Territory, and to Arcus’s knowledge as of the Effective Date, no such claims, judgments or settlements are threatened. Arcus represents and warrants to WuXi that to the knowledge of Arcus as of the Effective Date, Arcus’s contemplated use or actual use of the Licensed IP in the Territory will not violate, infringe, misappropriate or unlawfully use any intellectual property of any Person. Arcus represents and warrants to WuXi, as of the Effective Date, that Arcus has not commenced or threatened any proceeding, or asserted any allegation or claim, against any Person for infringement or misappropriation of any Licensed IP in the Territory; and

7.3.3    Arcus is not presently and will not become, and will not authorize any Affiliate, subcontractor, or sublicensee (or their further sublicensee or subcontractor), to become, a party to any agreement (other than a sublicense agreement or subcontract agreement that is permitted under this Agreement and entered into by Arcus and any of its sublicensees or subcontractors, as the case may be) that materially prohibits or restricts the exploitation of any Licensed IP in the Territory as contemplated under this Agreement.

7.3.4    Arcus covenants that, as of the Effective Date and during the Term of this Agreement, neither (i) Arcus, nor any of its or its Affiliates’ employees, officers, subcontractors, consultants, or sublicensees (or their further sublicensees or subcontractors), who will render services relating to the Licensed Products in performing under this Agreement, has ever been debarred nor is subject to debarment or convicted of a crime for which an entity or person could be debarred (including by the FDA under 21 U.S.C. § 335a (or subject to a similar sanction of any other Governmental Authority)); and (ii) Arcus will require language materially similar to that in Section 7.3.4(i) in every sublicense and subcontract agreement under this Agreement.

7.4    Disclaimer of Warranty.

Except for the express warranties set forth in this Agreement, nothing in this Agreement shall be construed as a representation or warranty by either Party (i) that any Licensed Product made, used, sold or otherwise disposed of under this Agreement is or will be

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free from infringement of patents, copyrights, trademarks or other intellectual property rights of any Third Party; (ii) regarding the effectiveness, value, safety, or non-toxicity of any technology; or (iii) that any Licensed Product will obtain Regulatory Approval or achieve success or achieve any milestone events specified in Section 5.3. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, THE LICENSED IP IS PROVIDED “AS IS” AND:

(a)    NEITHER PARTY MAKES, AND EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES AND RENOUNCES, ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, AND ALL WARRANTIES ARISING FROM ANY COURSE OF DEALING OR PERFORMANCE OR USAGE OF TRADE; and

(b)    EACH PARTY EXPRESSLY DISCLAIMS AND RENOUNCES ANY REQUIREMENT TO MANUFACTURE LICENSED PRODUCT OR PROVIDE CELL LINE SERVICES UNDER THIS AGREEMENT, EXCEPT AS PROVIDED FOR UNDER THE BIOLOGICS MSA BETWEEN THE PARTIES AND THE MANUFACTURING AGREEMENT(S) TO BE MUTUALLY AGREED UPON BETWEEN THE PARTIES.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS ARTICLE 7 OR OTHERWISE, (I) THE ARCUS IMPROVEMENTS LICENSED TO WUXI UNDER SECTION 2.5 AND (II) THE IMPROVEMENTS OF WUXI’S OTHER LICENSEES AND THEIR DIRECT AND INDIRECT SUBLICENSEES LICENSED TO ARCUS UNDER SECTION 2.5 ARE PROVIDED “AS IS”, WITHOUT ANY WARRANTY OF ANY KIND AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, NEITHER PARTY SHALL HAVE ANY LIABILITY TO THE OTHER PARTY AS A RESULT OF THE USE OF SUCH IMPROVEMENTS BY SUCH OTHER PARTY OR ITS AFFILIATES OR SUBLICENSEES.

8.    INDEMNIFICATION; INSURANCE; LIMITATION ON LIABILITY.

8.1    Indemnification by WuXi. Subject to Section 8.3, WuXi shall defend, indemnify and hold harmless Arcus and its Affiliates and each of their officers, directors, employees, independent contractors, successors and assigns (collectively, “Arcus Indemnitees”) from and against all Third Party Claims, and pay all associated Losses, arising out of or relating to any material breaches by WuXi of any representations, warranties, or covenants under Section 7.1 or 7.2 of this Agreement, except in each case, to the extent any such Third Party Claims or Losses arise out of or relate to any breaches by any Arcus Indemnitees of this Agreement, including, without limitation, any representations, warranties or covenants thereof, or any gross negligence or willful misconduct of any Arcus Indemnitee(s).

8.2    Indemnification by Arcus. Subject to Section 8.3, Arcus shall defend, indemnify and hold harmless WuXi and its Affiliates and each of their officers, directors, employees, independent contractors, successors and assigns (collectively, “WuXi Indemnitees”) from and against all Third Party Claims, and pay all associated Losses, arising out of or relating to (i) any material breaches by Arcus or its Affiliates of any representations, warranties, or

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covenants under Section 7.1 or 7.3 of this Agreement; and (ii) the Development, manufacture, transfer, use, handling, storage, sale or other disposition of Licensed Products by or on behalf of Arcus or any of its Affiliates, sublicensees, agents and contractors, including claims and threatened claims based on product liability, bodily injury, risk of bodily injury, death or property damage or the failure to comply with any Applicable Law, except in each case, to the extent any such Third Party Claims or Losses arise out of or relate to any breaches by any WuXi Indemnitees of this Agreement, including, without limitation, any representations, warranties or covenants thereof, or any gross negligence or willful misconduct of any WuXi Indemnitees.

8.3    Procedure for Indemnification.

8.3.1    Notice. The indemnified party will notify promptly the indemnifying Party in writing if it becomes aware of a Claim (actual or potential) by any Third Party or any proceeding (including any investigation by a Governmental Authority) (“Third Party Claim”) for which indemnification may be sought, and will give such related information as is necessary to defend or as the indemnifying Party shall reasonably request.

8.3.2    Defense of Claim. The indemnifying Party shall defend or control the defense of Third Party Claims. The indemnifying Party shall be responsible for satisfying and discharging any award made to or settlement reached with the Third Party pursuant to the terms of this Agreement. The indemnifying Party shall retain counsel to represent the indemnified party and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, but without limiting the foregoing, the indemnified Party, at its sole expense, shall have the right to retain its own counsel. The indemnified Party shall cooperate in all reasonable respects in the defense of such Third Party Claim, as requested by, and at the reasonable expense of, the indemnifying Party. The indemnifying Party shall not, without the written consent of the indemnified Party (which consent shall not be unreasonably withheld, refused, conditioned or delayed), effect any settlement of any such Third Party Claim, unless such settlement includes a full and unconditional release of the indemnified Party from all liability on such Claims.

8.4    Limitation of Liability.

8.4.1    IN NO EVENT SHALL EITHER PARTY BE LIABLE HEREUNDER TO THE OTHER PARTY FOR ANY PUNITIVE, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST REVENUE, LOST PROFITS, OR LOST SAVINGS) HOWEVER CAUSED AND UNDER ANY THEORY, EVEN IF IT HAS NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

8.4.2    BEFORE THE FIRST COMMERCIAL SALE, WUXI’S MAXIMUM LIABILITY IN RESPECT OF ANY AND ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, IN THE AGGREGATE, SHALL NOT EXCEED [***]. AFTER THE FIRST COMMERCIAL SALE, WUXI’S MAXIMUM LIABILITY IN RESPECT OF ANY AND ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, IN THE AGGREGATE, SHALL NOT EXCEED [***].

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8.4.3    THE LIMITATIONS SET FORTH IN THIS SECTION 8.4 SHALL NOT APPLY WITH RESPECT TO (A) ANY BREACH OF ARTICLE 6 (CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS) OR (B) THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF A PARTY. NOTHING IN THIS SECTION 8.4 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF A PARTY UNDER SECTION 8.1 OR SECTION 8.2.

8.5    Insurance. Arcus shall procure and maintain insurance or self-insurance, including product liability insurance, adequate to enable it to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated, at all times during which any Licensed Product is being clinically tested in human subjects or commercially distributed or sold by or on its behalf (including by an Affiliate or sublicensee). At a minimum, beginning from Initiation of its first Clinical Trial for a Licensed Product until the first Regulatory Approval in the Territory, Arcus shall obtain umbrella and/or general liability insurance with minimum amounts of [***] U.S. dollars (US$[***]) and product liability insurance with minimum amounts of [***] U.S. dollars to enable Arcus to cover its obligations under this Agreement. After Regulatory Approval in a jurisdiction in the Territory and before (and after) the First Commercial Sale, Arcus shall obtain umbrella and/or general liability insurance with minimum amounts of [***] U.S. dollars (US$[***]) and product liability insurance with minimum amounts of [***] U.S. dollars (US$[***]) to enable Arcus to cover its obligations under this Agreement, or if Arcus is not then insured, Arcus shall require that its Affiliate, Sublicensee, or Third Party manufacturing on its behalf, carry such insurance. It is understood that such insurance or self-insurance shall not be construed to create a limit of Arcus’ liability with respect to its indemnification obligations under this Article 8. Arcus shall provide WuXi with written evidence of such insurance or self-insurance, and any revised insurance policy, within [***] days of it being obtained or revised. Arcus shall provide WuXi with written notice at least [***] days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of the other Party hereunder. [***].

9.    PATENTS.

9.1    Prosecution and Maintenance.

9.1.1    Arcus shall have the first right to file, prosecute and maintain all Licensed Patents in the Territory using its own outside counsel reasonably acceptable to WuXi. All such prosecution and maintenance in the Territory will be at Arcus’ sole expense. Arcus shall keep WuXi reasonably informed of all decisions or actions concerning the prosecution and maintenance of such Licensed Patents in the Territory, including, without limitation, by providing copies of office actions and other communications with patent offices, and providing a reasonable opportunity for WuXi to deliver comments to Arcus or its selected counsel regarding such prosecution materials, such comments to be considered by Arcus in good faith and acting reasonably. WuXi shall reasonably cooperate with Arcus in its efforts to prepare, file, prosecute and maintain Licensed Patents, including, without limitation, in disclosing new Improvements to Arcus within thirty (30) days, and in responding promptly to Arcus’ requests for data, affidavits, and other information and assistance to support filing, prosecution and maintenance of the

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Licensed Patents in a timely manner. Arcus shall not take any action during prosecution and maintenance of the Licensed Patents that would materially adversely affect any Patent or Licensed Know-How to be covered by or within the Licensed Patents, without WuXi’s prior written consent, such consent not to be unreasonably withheld or delayed, and Arcus shall file patent applications (based on Licensed Patents) in countries in the Territory as determined by Arcus. WuXi shall have the exclusive right to file, prosecute, and maintain all Licensed Patents in the Excluded Territory, at its sole expense and in its sole discretion, jointly in the names of WuXi and Arcus as applicable, and all other requirements of this Section 9.1.1 shall apply mutatis mutandis so that WuXi may exercise its reserved rights in the Excluded Territory.

9.1.2    The Parties will confer and must mutually agree before any Patent within the Licensed Patents may be abandoned, provided that if this Agreement has been terminated with respect to a particular country, WuXi may act in its sole discretion regarding the prosecution, maintenance, or abandonment, regarding any such Patents in such country.

9.1.3    Subject to Section 9.1.2, in the event that Arcus decides not to continue the prosecution or maintenance of a Patent within the Licensed Patents in any country in the Territory still in force under this Agreement, or decides not to file a patent application based on Licensed Patents in any countries in the Territory, Arcus shall provide WuXi with express written notice of such decision at least [***] days prior to any pending lapse or abandonment thereof, or if a decision not to continue prosecution or maintenance is responsive to an official communication from governmental agency that is received by Arcus less than [***] days prior to a deadline for taking action in response to such communication, then the deadline for giving such notice to WuXi shall be [***]% of the time remaining for response after such communication is received by Arcus. In such event, provided that the Parties have not expressly agreed to abandon a Patent within the Licensed Patents under Section 9.1.2, then Arcus shall provide WuXi with an opportunity to assume responsibility for prosecution and maintenance of such Patent. In such case, WuXi shall provide Arcus timely updates of the filing, prosecution and maintenance status for each such Patent, including copies of any material official correspondence to or from patent offices, to permit Arcus to better coordinate corresponding Patents in other countries in the Territory.

9.1.4    Arcus shall have the first right, but not the obligation, to prosecute and maintain Patents to Joint Improvements and to co-owned Improvements in the Territory, at its sole cost and expense; and WuXi shall have the same rights in the Excluded Territory. Each Party shall consult with the other Party as to the prosecution and maintenance of such Patents reasonably prior to any deadline, submission to or action with any patent office, and shall furnish to the other Party copies of all relevant drafts and documents reasonably in advance of such consultation. Each Party shall consider in good faith any reasonable comments provided by the other Party in connection with the prosecution and maintenance of such Patents, so long as such comments are provided in a timely manner. In the event that either Party desires not to file (including any national phase filing), or desires to abandon or cease prosecution or maintenance of, any such Patent to a Joint Improvement or co-owned Improvement in any country, the Party with the first right to control the prosecution shall provide written notice to the other Party of such intention reasonably in advance of the date any such filing is required to avoid a loss of

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such rights or abandonment of such rights. In such case, at other Party’s sole discretion, upon written notice to the Party having the first right of control, such other Party may elect to continue prosecution or maintenance of any such Patent, in the name of both Arcus and WuXi, or even in the name of the other, at its sole cost and expense.

9.1.5    The Parties shall coordinate and discuss which of the Patents within the Licensed Patents should be selected for term extensions, supplementary protection certificates, and equivalents thereof offering patent protection beyond the initial term with respect to any issued Patents (“Patent Term Extensions”) with respect to the Licensed Products in the Territory. Arcus shall have the right to make the final decision regarding which Patents are selected for Patent Term Extension in the Territory, and shall have the right to seek and obtain such Patent Term Extensions with respect to the Licensed Patents in the Territory.

9.2    Infringement of Licensed Patents. Each Party will notify the other Party, and will require its Affiliates and sublicensees to notify it, promptly in writing upon becoming aware of any alleged or threatened infringement or violation by a Third Party of any Licensed Patents or Licensed Know-How. Arcus shall have the first right to enforce any patent within the Licensed Patents or any rights in the Licensed Know-How against any infringement or alleged infringement or other violation thereof in the Territory. Arcus may, at its own expense, institute suit in the Territory against any infringer or alleged infringer (or violator) and control and defend such suit and recover any damages, awards or settlements resulting therefrom. The amount of such damages, awards or settlements remaining after deduction of Arcus’s expenses and reimbursement to WuXi for its reasonable and documented, out-of-pocket costs may be retained by Arcus, [***]. WuXi shall reasonably cooperate in any such litigation, including, without limitation, joining any such suit in the Territory, at Arcus’s request and expense. Arcus shall not enter into any settlement of any claim described in this Section 9.2 that would admit to the invalidity, narrowing of scope or unenforceability of the Licensed Patents, incurs any financial liability on the part of WuXi or requires an admission of liability, wrongdoing or fault on the part of WuXi, without WuXi’s prior written consent. If Arcus decides not to promptly pursue such litigation in the Territory, WuXi shall have the right in its sole discretion to do so. In the event of enforcement by WuXi, Arcus will reasonably cooperate in any such litigation, including without limitation, joining any such suit if needed to provide standing. WuXi, after deducting its attorney’s fees, costs, and any other expenses (including reimbursement to Arcus of its reasonable and documented out-of-pocket costs), will split the proceeds [***].

9.3    Infringement Claims by Third Parties. If either (i) any Licensed Product Developed, made, Commercialized or otherwise exploited by or under authority of Arcus becomes the subject of a Third Party’s claim or assertion of infringement of a patent relating to the manufacture, use, sale, offer for sale or importation of such Licensed Product in the Field in the Territory, or (ii) if a declaratory judgment action is brought naming either Party as a defendant and alleging invalidity of any of the Licensed Patents in the Territory, the Party first having notice of the claim or assertion shall promptly notify the other Party, and the Parties shall promptly confer to consider the claim or assertion and the appropriate course of action. Unless the Parties otherwise agree in writing, each Party shall have the right to defend itself against a suit that names it as a defendant (the “Defending Party”). If WuXi is named in such legal action

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but not Arcus, then Arcus shall have the right to join, at its own expense, any such legal action and to be represented in such action by its own counsel. None of the Parties shall enter into any settlement of any claim described in this Section in the Territory that admits to the invalidity, narrowing of scope or unenforceability of the Licensed Patents or this Agreement, incurs any financial liability on the part of the other Party or requires an admission of liability, wrongdoing or fault on the part of the other Party without such other Party’s prior written consent. In any event, the other Party shall reasonably assist the Defending Party and cooperate in any such litigation at the Defending Party’s cost and the Defending Party shall reimburse the other Party’s reasonable, documented, out-of-pocket costs associated therewith.

9.4    Biosimilars. Each Party shall promptly, but in any event no later than ten (10) business days after receipt of notice of such application, notify the other Party if it becomes aware of any application for regulatory approval of any pharmaceutical product of a third party (excluding any Arcus Affiliate, sublicensee (or their further sublicensees), related to this Agreement) that relies on such Licensed Product as a Reference Product under the Biologics Price Competition and Innovation Act, or any comparable regulatory regime in any other country in the Territory, and (i) for which biosimilarity or interchangeability (as applicable) with such Licensed Product has been or is sought to be demonstrated and (ii) which seeks regulatory approval in such country relying in whole or in part on any data generated in support of a Regulatory Approval for such Licensed Product. Arcus shall take the lead and be responsible for preparing and filing any responses with any Regulatory Authority in the Territory and WuXi shall take the lead and be responsible if in the Excluded Territory, and each respective Party will be responsible for negotiating any patent resolution in connection with any such application as set forth in paragraphs 2 through 6 of Section 351(l) of the United States Public Health Service Act (42 U.S.C. § 262(l)(2)-(6)), or any foreign equivalent thereof. Each Party shall cooperate with the other Party’s reasonable requests for assistance in connection therewith.

10.    TERM AND TERMINATION.

10.1    Term. The term of this Agreement (the “Term”) shall commence on the Effective Date, and unless terminated earlier as provided in this Article 10, shall continue in full force and effect, on a Licensed Product-by-Licensed Product and country-by-country basis, until expiry of the Royalty Term for such Licensed Products for the applicable country. Subject to the other terms and conditions of this Agreement and provided that the Agreement is not terminated for cause by WuXi, solely upon natural expiration after the Term of this Agreement with respect to a particular Licensed Product in a particular country, the licenses granted to Arcus by WuXi under this Agreement to make, have made, use, register, sell, offer to sell, have sold, import, export, exploit, research, improve, Develop, manufacture and Commercialize such Licensed Products in the Field in such country of the Territory shall be fully paid-up, royalty-free, perpetual, irrevocable and non-exclusive.

10.2    Termination.

10.2.1 Convenience. Arcus may terminate this Agreement, in its entirety or on a Licensed Product-by-Licensed Product or country-by-country basis, with or without cause at any time by giving WuXi at least [***] days’ prior written notice.

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10.2.2    Material Breach.

(a)    In the event of WuXi’s material breach of this Agreement, Arcus may deliver notice of such breach to WuXi, such notice containing full details of said breach. In such notice, Arcus shall identify (acting reasonably and in good faith) examples of the actions or conduct that Arcus would consider to be an acceptable cure of such breach. WuXi shall have, subject to Section 10.2.2(c), [***] days to cure such breach. Subject to Section 10.2.2(c), if WuXi fails to cure such breach within the Cure Period, Arcus may terminate this Agreement upon written notice to WuXi.

(b)    In the event of Arcus’:

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WuXi may deliver notice of such breach to Arcus, such notice containing full details of said breach. In such notice, WuXi shall identify (acting reasonably and in good faith) examples of the actions or conduct that WuXi would consider to be an acceptable cure of such breach. Arcus shall have, subject to Section 10.2.2(c), [***] days to cure such breach. Subject to Section 10.2.2(c), if Arcus fails to cure such breach within such [***] day period, then WuXi may terminate this Agreement, upon written notice to Arcus.

(c)    If a Party gives notice of termination under Section 10.2.2(a) or Section 10.2.2(b) and the other Party disputes in writing prior to the end of the applicable cure period whether such notice was proper, then the issues of whether a breach has occurred shall be resolved in accordance with Section 11.4. If as a result of such dispute resolution process it is determined that the notice of breach was proper, then such termination shall be deemed to have been effective if the breaching Party fails thereafter to cure such breach in accordance with the determination made in the resolution process within the applicable cure period set forth in Section 10.2.2(a) or Section 10.2.2(b), as applicable, using its best efforts to do so following such determination. If as a result of such dispute resolution process it is determined that the notice of breach was improper, then no termination shall have occurred and this Agreement shall have remained in effect. All of the terms and conditions of this Agreement shall remain in full force and effect during the pendency of such dispute resolution process.

10.2.3    Bankruptcy. To the extent permitted under Applicable Law, either Party may terminate this Agreement in its entirety immediately upon written notice, if the other Party makes an assignment for the benefit of creditors, or a receiver, trustee in bankruptcy or similar officer is appointed to take charge of all of the other Party’s property, or the other Party seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding or such a proceeding is instituted against the other Party and is not dismissed within [***] calendar days, or the other Party, without a successor, dissolves or liquidates.

10.2.4    [***].

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10.3    Effects of Termination.

10.3.1    Upon termination pursuant to the terms of this Agreement, all rights and licenses granted to Arcus and its Affiliates, as well as all sublicenses granted under this Agreement by Arcus and/or any of its Affiliates, shall immediately terminate. If this Agreement is properly terminated by Arcus under Section 10.2.2 or 10.2.3, however, all such rights and licenses shall remain in effect and shall automatically become perpetual and irrevocable, and shall remain exclusive, subject only to Arcus’ (i) Development, manufacturing and Commercialization of Licensed Products solely in and for the Territory as permitted in Section 2.1 and (ii) continued payment of amounts owed to WuXi pursuant to Sections 5.1, 5.2, 5.3, 5.4 and 5.6. If such termination is by Arcus under Section 10.2.2, the royalty rates to be paid by Arcus thereafter shall be equitably reduced based on the economic impact to Arcus (if any) of the breach giving rise to such termination right. If the parties are unable to agree on whether and to what extent an adjustment should be made pursuant to the preceding sentence, royalty payments shall be put into an escrow account until the adjustment (if any) has been determined, either by agreement of the parties or pursuant to Section 11.4. Upon termination of this Agreement for any reason, any sublicensee of WuXi shall have the right to seek a license from Arcus to the Arcus Improvements, and Arcus agrees to negotiate such licenses in good faith under reasonable terms and conditions.

10.3.2    In the event that this Agreement is terminated by WuXi pursuant to Section 10.2.2, Section 10.2.3, or Section 10.2.4(a):

(a)    Arcus shall return WuXi’s Know-How and otherwise provide to WuXi the tangible embodiments of all Know-How owned or Controlled by Arcus, to the extent necessary for the Development and Commercialization of Licensed Products in existence as of the date of such termination, subject to WuXi’s reimbursement of Arcus’s reasonable, documented out-of-pocket costs incurred in transferring such items, and WuXi shall have an exclusive, sublicensable right and license under such Know-How solely for researching, manufacturing, Developing and Commercializing Licensed Products. For clarity, WuXi’s exclusive rights in such Know-How are limited to its application with respect to Licensed Products and Arcus shall be free to exploit such Know-How for all purposes other than researching, manufacturing, Developing and Commercializing Licensed Products.

(b)    Arcus shall provide to WuXi all data generated during the Term of this Agreement that is necessary for the Development and/or Commercialization of Licensed Products, subject to WuXi’s reimbursement of Arcus’s reasonable, documented, out-of-pocket costs incurred in transferring such items, and preparing and making such items available in connection with such transfer to WuXi.

(c)    Arcus, its Affiliates and any of its or their sublicenses shall be entitled to sell, for a period of [***] months after the effective date of termination, any inventories of Licensed Products in the Field in the Territory that are on hand as of the effective date of termination.

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10.4    Accrued Rights; Surviving Obligations. Except as provided elsewhere, termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration. Such termination or expiration shall not relieve any Party from obligations which are expressly or by implication intended to survive termination or expiration of this Agreement, including, but not limited to, Articles 1, 6 (for the [***] period set forth in Section 6.6), 8 (other than Section 8.5) and 11, and Sections 2.2 (the second sentence of the fourth paragraph only), 2.4 (other than the first sentence), 2.5 (the first and second sentences of the first paragraph, the first sentence of the second paragraph and the third paragraph only) 2.6, 2.7, 5.7, 5.8, 5.9 (for the [***] year period set forth therein), 7.4, 10.1, 10.2.2(c), 10.3 and this Section 10.4, and shall not affect or prejudice any provision of this Agreement which is expressly or by implication provided to come into effect on, or continue in effect after, such termination or expiration.

10.5    Certain Additional Matters Relating to Change of Control of Arcus. In the event that Arcus undergoes a Change of Control (as defined below), Arcus shall notify WuXi not more than [***] days after execution of the agreements for such Change of Control transaction, and shall thereafter provide written notice to WuXi promptly following consummation (i.e., closing) of such Change of Control transaction. If the consummation of the Change of Control shall result in Arcus or its Affiliates (including any acquiring entity) to have possession of, or control over, any product being developed, manufactured, or commercialized that includes any anti-PD-1 antibody for application in the Field (except a Licensed Product), the terms and conditions (and rights and obligations) of this Agreement shall continue in effect as provided in this Agreement (subject to the each Party’s termination rights under Section 10.2), except that the provisions of the following Sections 10.5(a) and 10.5(b) shall apply upon (and only upon) the consummation of the Change of Control.

(a)    The definition of “Commercially Reasonable Efforts” shall be amended in its entirety to read, as follows:

“Commercially Reasonable Efforts” means those efforts commensurate with those efforts commonly used in the biopharmaceutical industry by a company of comparable size in connection with the development, manufacturing or commercialization of products that are of similar status, including market potential, profit potential and strategic value, as determined based on conditions then prevailing, including safety, efficacy, competitive considerations within the marketplace, projected market size, intellectual property protection and duration, manufacturing costs, resource allocation, pricing, re-importation concerns, regulatory requirements needed to achieve Regulatory Approval, and other relevant commercial and regulatory considerations, provided that no other anti-PD-1 antibody product being developed, manufactured, or commercialized by Arcus or its Affiliates (including any acquiring entity) will be taken into consideration in connection with determining such efforts.

(b)    Arcus shall pay WuXi [***] within [***] days after the consummation of a Change of Control of Arcus unless Arcus gives WuXi written notice of termination of this Agreement prior to the end of such ninety (90) day period or this Agreement is otherwise terminated prior to the end of such ninety (90) day period, in which case Arcus shall not be required to make such payment. Any payment required to be made by Arcus under this Section 10.5(b) shall be creditable against any other amounts payable by Arcus to WuXi under this Agreement at any time on or after the consummation of such Change of Control.

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For purposes of this Section 10.5, a “Change of Control” of Arcus means: (i) the sale of all or substantially all of Arcus’ assets or business relating to this Agreement; (ii) a merger, reorganization or consolidation involving Arcus in which the voting securities of Arcus outstanding immediately prior thereto cease to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization or consolidation; or (iii) a person or entity, or group of persons or entities, acting in concert (other than financial investment groups that do not have as a primary business the development and/or commercialization of pharmaceutical products or companion diagnostics) acquire more than fifty percent (50%) of the voting equity securities or management control of Arcus. Notwithstanding the foregoing, a “Change of Control” of Arcus does not include an initial public offering of Arcus’ securities or an issuance of Arcus’ securities to where the primary purpose of such issuance is to raise capital for Arcus, even if securities are issued to an entity whose primary business is the development and/or commercialization of pharmaceutical products, provided that such entity acquires less than fifty percent (50%) of the voting equity securities or management control of Arcus.

11.    MISCELLANEOUS.

11.1    Publications. As between the Parties, Arcus shall have the sole and exclusive right, but not the obligation, to make any publication and other scientific disclosures in respect of the Licensed Products in the Territory, including, without limitation, in respect of data and results arising out of Development of Licensed Products in the Territory, and WuXi shall make no such publication or other scientific disclosure related to any Development of Licensed Products in the Territory without the prior written consent of Arcus. Notwithstanding anything to the contrary in this Agreement, including, without limitation, Article 6 (Confidential Information and Proprietary Rights), Arcus may disclose, without the prior written consent of WuXi, any and all properties of the Licensed Products in connection with any publication and other scientific disclosures in respect of the Licensed Products, provided that Arcus follows this procedure: Arcus will provide each proposed publication in writing to WuXi at least thirty (30) days in advance of any proposed publication date. WuXi may request, and Arcus will grant, one or more of the following: (i) an extension of up to sixty (60) additional days to make any desired patent filing(s) in advance of any actual publication by Arcus or transfer of such proposed publication to a third party for publication; and (ii) that Arcus redact any Confidential Information of WuXi from any such proposed publication. WuXi shall notify Arcus promptly of any publication and other scientific disclosures (and proposed publications and other scientific disclosures) in respect of the Licensed Products that it becomes aware of outside the Territory, including, without limitation, in respect of data and results arising out of Development of Licensed Products outside the Territory, and WuXi shall consider any comments that Arcus provides to WuXi in relation thereto in good faith and acting reasonably.

11.2    Public Announcements. Except as may be expressly permitted under Article 6 or this Section 11.2 or mandated by Applicable Laws or the rules of any stock exchange, neither Party will make any public announcement of any information regarding this

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Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed. Once any statement is approved for disclosure by the Parties, either Party may make a subsequent public disclosure containing the same information disclosed in such prior public announcement without further approval of the other Party. Notwithstanding the foregoing, Arcus and its sublicensees shall have the right to issue a press release and/or make a public announcement concerning the Development or Commercialization status of any Licensed Product, including, but not limited to, achievement of any Development milestones.

11.3    Relationship of the Parties. Each Party shall bear its own costs incurred in the performance of its obligations hereunder without charge or expense to the other except as expressly provided in this Agreement. Neither Party shall have any responsibility for the hiring, termination or compensation of the other Party’s employees or for any employee benefits of such employee. No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement in any manner whatsoever, or to create or impose any contractual or other liability on the other Party, or to hold itself out to a third party as having any of the foregoing rights regarding the other Party, without said other Party’s advance, written approval. For all purposes, the Parties’ legal relationship under this Agreement to each other shall be that of independent contractor. This Agreement is not a partnership agreement and nothing in this Agreement shall be construed to establish a relationship of partners or joint venturers or any other relationship between the Parties, except that of licensor and licensee as set forth in this Agreement.

11.4    Dispute Resolution. Any dispute arising from or relating to the subject matter of this Agreement that cannot be resolved within a period of thirty (30) days after notice of a dispute has been given by one Party hereunder to the other, will be escalated to the CEO or President of each Party for a period of discussion of up to fifteen (15) days following the initial 30 days (the last day of such fifteen (15) day period being herein referred to as the “Arbitration Date”). If the heads of the Parties still cannot resolve the dispute after this 15 day period, such dispute shall be finally settled by arbitration in New York, New York, using the English language in accordance with the Arbitration Rules and Procedures of JAMS then in effect, by one or more commercial arbitrator(s) with substantial experience in resolving complex commercial contract disputes, who may or may not be selected from the appropriate list of JAMS arbitrators. If the Parties cannot agree upon the number and identity of the arbitrators within fifteen (15) days following the Arbitration Date, then a single arbitrator shall be selected on an expedited basis in accordance with the Arbitration Rules and Procedures of JAMS. Any arbitrator so selected shall have substantial experience with pharmaceutical or biopharmaceutical industry licensing. The arbitrator(s) shall have the authority to grant specific performance and to allocate between the Parties the costs of arbitration (including service fees, arbitrator fees and all other fees related to the arbitration) in such equitable manner as the arbitrator(s) may determine. Judgment upon the award so rendered may be entered in a court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. Notwithstanding the foregoing, each Party shall have the right to institute an action in a court of proper jurisdiction for preliminary injunctive relief pending a final decision by the arbitrator(s), provided that a permanent injunction and damages shall only

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be awarded by the arbitrator(s). For all purposes of this Section, the parties consent to exclusive jurisdiction and venue in the United States federal courts located in the Southern District of New York (i.e., New York City).

11.5    Governing Law. This Agreement shall be construed, and the respective rights of the Parties determined, according to the substantive law of New York, USA without regard to the provisions governing conflict of laws. The United Nations Convention on the International Sale of Goods shall not apply to this Agreement.

11.6    Assignment. This Agreement may not be assigned or transferred by either Party, in whole or in part, without the prior written consent of the other Party; provided that, without consent of the other Party, either Party may assign this Agreement, in whole or in part, to any of its Affiliates if such Party guarantees the performance of this Agreement by such Affiliate; and provided further that, without consent of the other Party, either Party may assign this Agreement to a successor to all or substantially all of the assets or business of such Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or other similar transaction or series of transactions if such successor agrees in writing to be bound by all obligations to the other Party under this Agreement. Any assignment in violation of this provision is void and without effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their permitted successors, legal representatives and assigns. In the event WuXi assigns or transfers any of the Licensed IP to a Third Party, WuXi shall impose on such assignee or transferee such obligations as are necessary so that Arcus retains and obtains all of the rights to which it is entitled with respect to such Licensed IP under this Agreement.

11.7    Notices. All demands, notices, consents, approvals, reports, requests and other communications hereunder must be in writing, in English, and will be deemed to have been duly given only if delivered personally, by mail (first class, postage prepaid, return receipt requested), or by overnight delivery using a globally-recognized carrier, to the Parties at the following addresses:

Arcus:	WuXi:
Arcus Biosciences, Inc.	Wuxi Biologics (Cayman) Inc.
3928 Point Eden Way	PO Box 309, Ugland House
Hayward, CA 94545	Grand Cayman, KY1-1104
Attn: Juan Jaen, Ph.D., President	Cayman Islands Attn: Chris Chen, CEO

with a courtesy copy to:	with a courtesy copy to:
Gunderson Dettmer Stough, Villeneuve, Franklin and Hachigian, LLP	Haynes and Boone, LLP
201 South Main Street Suite 700	1221 McKinney Street Suite 2100
Ann Arbor, MI 48104	Houston, TX 77010
Attn: Marcia Hatch, Esq.	Attn: Frank Wu, Esq.

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or to such other address as the addressee shall have last furnished in writing in accord with this provision. All notices shall be deemed effective upon receipt by the addressee. For clarity, the courtesy copy of any such notices will not be effective to provide notice to the Party.

11.8    Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

11.9    Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

11.10    Waiver. No waiver of any term or condition of this Agreement shall be effective unless set forth in a written instrument duly executed by or on behalf of the waiving Party. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any prior, concurrent or future occasion. Except as expressly set forth in this Agreement, all rights and remedies available to a Party, whether under this Agreement or afforded by Applicable Law or otherwise, will be cumulative and not in the alternative to any other rights or remedies that may be available to such Party.

11.11    Entire Agreement. This Agreement (including any exhibits and schedules hereto) constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes all previous agreements and understandings between the Parties, whether written or oral, including, but not limited, to all proposals, negotiations, conversations, letters of intent, term sheets, memoranda of understanding or discussions, between the Parties relating to the subject matter of this Agreement and all past dealing or industry custom.

11.12    Modification. This Agreement may be altered, amended or changed only by a writing making specific reference to this Agreement and the clause to be modified, which amendment is signed by duly authorized representatives of Arcus and WuXi.

11.13    No Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including, but not limited to, any creditor of either Party hereto, except the Indemnification provision in Article 8.

11.14    Ambiguities. This Agreement shall be deemed to have been drafted jointly by both Parties; and ambiguities, if any, shall not be construed against either Party, irrespective of which Party may have actually drafted the ambiguous provision. Each Party has had an opportunity to consult independent legal counsel in reaching this Agreement.

11.15    Counterparts. This Agreement may be executed in counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. Execution of a facsimile copy (including PDF) shall have the same force and effect as execution of an original, and a facsimile signature shall be deemed an original and valid signature.

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IN WITNESS WHEREOF, Arcus and WuXi, by their duly authorized officers, have executed this Agreement as of the Effective Date.

ARCUS BIOSCIENCES, INC.		WUXI BIOLOGICS (CAYMAN) INC.

By:	/s/ Juan C. Jaen	By:	/s/ Chris Chen

Name:	Juan C. Jaen	Name:	Chris Chen

Title:	President	Title:	CEO

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EXHIBIT 1

LICENSED PATENTS

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EXHIBIT 2

LICENSED TECHNOLOGY

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EXHIBIT 3

DOSE ESCALATION BATCH SPECIFICATIONS

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EXHIBIT 4

INITIAL CLINICAL AND COMMERCIAL MANUFACTURING PRICES

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